STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED JANUARY 9, 2007

Filed pursuant to Rule 497(e) under the Securities Act of 1933, File No. 333-14725

Supplement dated January 9, 2007

to Statement of Additional Information dated August 28, 2006

Nuveen Municipal Trust

Nuveen High Yield Municipal Bond Fund (“High Yield Fund”)

Nuveen All-American Municipal Bond Fund (“All-American Fund”)

Nuveen Insured Municipal Bond Fund (“Insured Fund”)

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

The above-named Funds may each invest in inverse floating rate securities. Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, in a special purpose trust created by a broker-dealer, which trust in turn (a) issues floating rate certificates to third parties, in an amount equal to a fraction of the par amount or market value of the deposited bonds, which certificates typically pay short-term tax-exempt interest rates to short-term investors (these interest rates typically reset weekly and the certificate holders typically have the option to tender their certificates to the broker-dealer or another party for redemption at par at each reset date), and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater” or a “residual interest bond”) to a investor interested in gaining investment exposure to a long-term municipal bond (such as one of the Funds). The holder of the inverse floater in most circumstances bears substantially all of the downside investment risk associated with the underlying bond, and typically also is the beneficiary of a disproportionate amount of the potential appreciation of the underlying bond’s value. As of and/or prior to the end of the Funds’ October 31, 2006 fiscal semi-annual period, the High Yield Fund, the All-American Fund and the Insured Fund had all invested in inverse floaters.

The Funds recently have changed how they account for inverse floaters where the Fund itself deposited the underlying bonds into the special purpose trust and received back inverse floaters from the trust, with such inverse floaters referred to herein as “self-deposited inverse floaters”. The accounting has not changed for inverse floaters created by a broker-dealer without the Fund previously owning the deposited bond (sometimes referred to as “externally deposited inverse floaters”). The Funds previously had treated the deposit of bonds into a special purpose trust for a self-deposited inverse floater as a “sale” of the bonds. Subsequent to the issuance of its August 31, 2006 financial statements, the three Funds named above determined that the creation of self-deposited inverse floaters should be accounted for under generally accepted accounting principles (GAAP) as secured borrowings rather than as sales.

The Funds determined that the cumulative impact of this change of accounting treatment was not material to the financial statements for the semi-annual period ended October 31, 2006 and all prior annual periods, based on many factors, including the modest numerical size of the changes, as well as the fact that the accounting change does not impact net assets or net asset value (NAV) per share, net income, or total return.

The financial statements for the Funds, beginning with the upcoming annual report for the period ended April 30, 2007, will reflect this change in accounting treatment for periods beginning on and after April 30, 2006. Accordingly, the statements of assets and liabilities (“balance sheet”) and the related statements of operations and statements of changes in net assets for the year then ended, and the financial highlights for each of the five years in the period then ended, will give effect to recording the transfers of the municipal bonds into self-deposited inverse floater special purpose trusts as secured borrowings. Most notably, these changes will include (a) recording interest on the full amount of bonds held in the special purpose trusts as interest income and recording interest paid by the trusts to holders of the floating rate certificates as interest expense in the Statement of Operations; and (b) to the extent that a Fund owns self-deposited inverse floaters as of April 30, 2007, treating the full value of the bonds underlying the inverse floaters, and not just the value of the inverse floaters themselves, as an asset on the balance sheet, while the value of the floating rate certificates issued by the trust to other investors would be reflected as a liability on the Fund’s balance sheet. The most significant impacts of these changes would likely be:

•	Expense ratio. Because the special purpose trust’s interest payments to floating rate certificate holders will now be treated as an interest expense of the Fund, the affected Fund’s expense ratio will increase modestly. This apparent increase in expenses will in fact represent payments deemed (under GAAP) to have been made by the Fund, via the special purpose trust, to holders of the special purpose trust’s floating rate certificates, which interest expense will be offset by a corresponding amount of increased income on the bonds now deemed (under GAAP) to be owned by the Fund (instead of only the interest the Fund received on the inverse floater certificates it held directly), which explains why neither the Fund’s net income nor its total return is impacted.

•	Assets and liabilities. To the extent that a Fund owns self-deposited inverse floaters as of April 30, 2007, the Fund’s gross assets would increase relative to the amount that would have been reported under the earlier accounting treatment (by the par amount of the floating rate certificates issued by the affected special purpose trusts), with a corresponding increase in the Fund’s liabilities. Again, the Fund’s net assets will not be affected by this change in accounting because the increase in gross assets will be offset by the increase in liabilities.